                                                                    Exhibit 99.5


                                                                  EXECUTION COPY


                                SUPPLEMENTAL AGREEMENT


     This Supplemental Agreement (this "Agreement"), is dated and effective as of August 21, 1998, between GMAC Commercial Mortgage Corporation as seller (the "Seller") and Restructured Asset Certificates with Enhanced Returns, Series 1998-ML Trust as purchaser (the "Purchaser"), of which LaSalle National Bank is the trustee (in such capacity, the "Purchaser Trustee").

     WHEREAS, the Seller sold certain mortgage loans to the Purchaser pursuant to a certain Mortgage Loan Purchase Agreement (the "ML Trust Purchase Agreement"), dated as of June 30, 1998.

     WHEREAS, the Purchaser intends to sell the mortgage loans as shown on Exhibit A hereto ("the Mortgage Loans") to GMAC Commercial Mortgage Securities, Inc. as Depositor, (the "Depositor") pursuant to a certain Mortgage Loan Purchase Agreement, dated as of August 21, 1998 (the "Mortgage Loan Purchase Agreement") and the Depositor intends to transfer the Mortgage Loans, together with other multifamily and commercial mortgage loans to a trust fund (the "Trust Fund") to be formed by the Depositor, beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Standard & Poor's Ratings Services, Moody's Investors Service, Inc. and FITCH IBCA, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of August 1, 1998 (the "Pooling and Servicing Agreement"), among the Depositor as depositor, GMAC Commercial Mortgage Corporation as master servicer (in such capacity, the "Master Servicer") and special servicer (in such capacity, the "Special Servicer"), LaSalle National Bank as trustee (in such capacity, the "Trustee") and ABN AMRO Bank N.V. as fiscal agent. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Pooling and Servicing Agreement as in effect on the Closing Date (as defined below).

     WHEREAS, the Depositor intends to sell certain of the Certificates to Lehman Brothers Inc. and Deutsche Bank Securities Inc. (together, the "Underwriters") pursuant to an underwriting agreement dated the date hereof (the "Underwriting Agreement"). The Depositor intends to sell the remaining Certificates (the "Non-Registered Certificates") to Lehman Brothers Inc. (the "Initial Purchaser"), pursuant to a certificate purchase agreement dated the date hereof (the "Certificate Purchase Agreement").

     WHEREAS, each of the Seller and the Purchaser, in connection with the transactions described above, desires to amend and supplement certain of the provisions of the ML Trust


                                         1998-C2 ML Trust Supplemental Agreement

Purchase Agreement as they relate to the Mortgage Loans in order to facilitate such transactions and in contemplation of the assignment by the Purchaser to the Depositor of all of its right, title and interest in and to this Agreement.

     Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

SECTION 1.   AMENDMENT OF ML TRUST PURCHASE AGREEMENT.

             The parties hereto agree that, with respect to the Mortgage Loans only, the ML Trust Purchase Agreement is hereby amended to the extent that the provisions of the ML Trust Purchase Agreement are inconsistent with this Agreement.

SECTION 2.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLER.

     (a) The Seller hereby makes, as of August 27, 1998 (the "Closing Date") (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, and its successors and assigns (including, without limitation, the Depositor, the Trustee and the holders of the Certificates), each of the representations and warranties set forth in EXHIBIT B, with such changes or modifications as may be permitted or required by the Rating Agencies.

     (b) In addition, the Seller, as of the date hereof, hereby represents and warrants to, and covenants with, the Purchaser that:

             (i) The Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of California, and is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations under this Agreement.

             (ii) The execution and delivery of this Agreement by the Seller, and the performance and compliance with the terms of this Agreement by the Seller, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affect the ability of the Seller to carry out the transactions contemplated by this Agreement.

             (iii) The Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.


                                   -2-   1998-C2 ML Trust Supplemental Agreement

             (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

             (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

             (vi) No litigation is pending with regard to which Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller the outcome of which, in the Seller's good faith and reasonable judgment, could reasonably be expected to prohibit the Seller from entering into this Agreement or materially and adversely affect the ability of the Seller to perform its obligations under this Agreement.

             (vii) The Seller has not dealt with any broker, investment banker, agent or other person, other than the Purchaser, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the other transactions contemplated hereby.

             (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law (including, with respect to any bulk sale laws), for the execution, delivery and performance of or compliance by the Seller with this Agreement, or the consummation by the Seller of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Seller under this Agreement.

     (c) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties made pursuant to and set forth in subsection
(b) above which materially and adversely


                                   -3-   1998-C2 ML Trust Supplemental Agreement
affects the interests of the Purchaser or its successors or assigns or a breach of any of the representations and warranties made pursuant to subsection (a) above and set forth in EXHIBIT B which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Purchaser or its successors and assigns (including, without limitation the Depositor, the Trustee and the holders of the Certificates), the party discovering such breach shall give prompt written notice to the other party hereto or if this Agreement is assigned, to such assignee. The representations, warranties and covenants set forth in this Section 2(a) shall replace and amend and restate in their entirety the representations, warranties and covenants of the Seller set forth in Section 4.1(a) of the ML Trust Purchase Agreement to the extent they relate to the Mortgage Loans.

SECTION 3.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER TRUSTEE.


     (a) The Purchaser Trustee, as of the date hereof, hereby represents and warrants to, and covenants with, the Seller that:

             (i) The Purchaser Trustee is duly organized, validly existing and in good standing under the laws of the United States.

             (ii) The execution and delivery of this Agreement by the Purchaser Trustee, and the performance and compliance with the terms of this Agreement by the Purchaser Trustee, will not violate the Purchaser Trustee's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

             (iii) The Purchaser Trustee has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

             (iv) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser Trustee, enforceable against the Purchaser Trustee in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

             (v) The Purchaser Trustee is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser Trustee's good faith and reasonable judgment,


                                   -4-   1998-C2 ML Trust Supplemental Agreement
     is likely to affect materially and adversely either the ability of the Purchaser Trustee to perform its obligations under this Agreement or the financial condition of the Purchaser Trustee.

             (vi) No litigation is pending or, to the best of the Purchaser Trustee's knowledge, threatened against the Purchaser Trustee or the Purchaser which would prohibit the Purchaser Trustee or the Purchaser from entering into this Agreement or, in the Purchaser Trustee's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser Trustee or the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser Trustee or the Purchaser.

             (vii) The Purchaser Trustee has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Underwriters, the Initial Purchaser and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

             (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Purchaser Trustee with this Agreement, or the consummation by the Purchaser Trustee of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Purchaser Trustee under this Agreement.

     (b) The Purchaser hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Seller, and its successor and assigns, with respect to each Mortgage Loan each of the representations and warranties set forth below with such changes or modifications as may be permitted or required by the Rating Agencies:

             (i) Immediately prior to the transfer thereof to the Depositor, the Purchaser had whatever title to such Mortgage Loan as was conveyed to it by Seller, free and clear of any and all liens, encumbrances and other interests on, in or to such Mortgage Loan (other than, in certain cases, the right of a subservicer to directly service such Mortgage Loan). Such transfer validly assigns such title to such Mortgage Loan to the Depositor free and clear of any pledge, lien, encumbrance or security interest executed by the Purchaser.

             (ii) The Purchaser has full right and authority to sell, assign and transfer its interest in such Mortgage Loan.


                                   -5-   1998-C2 ML Trust Supplemental Agreement

             (iii) The Purchaser has not, by act or omission, done anything that would materially impair the coverage under the lender's title insurance policy that insures the lien of the related Mortgage.

             (iv) The Purchaser has not waived any material default, breach, violation or event of acceleration existing under the related Mortgage or Mortgage Note.

             (v) To the best of the Purchaser's knowledge, there is no valid offset, defense or counterclaim to such Mortgage Loan.

             (vi) The terms of the related Mortgage and the Mortgage Note have not been impaired, waived, altered or modified by the Purchaser in any material respect, except as specifically set forth in the related Mortgage File.

     (c) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Seller, the party discovering such breach shall give prompt written notice to the other party hereto.

SECTION 4.   REPURCHASES.

     (a) Within 90 days of the earlier of discovery or receipt of notice by the Seller, from either the Purchaser or any successor or assign thereof, of a Defect (as defined in the Pooling and Servicing Agreement as in effect on the Closing Date) in respect of the Mortgage File for any Mortgage Loan or a breach of any representation or warranty made pursuant to Section 2(a) and set forth in EXHIBIT B (a "Breach"), which Defect or Breach, as the case may be, materially and adversely affects the value of any Mortgage Loan or the interests therein of the Purchaser or its successors and assigns (including, without limitation, the Depositor, the Trustee and the holders of the Certificates), the Seller shall cure such Defect or Breach, as the case may be, in all material respects or repurchase the affected Mortgage Loan from the then owner(s) thereof at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement as in effect on the Closing Date) by payment of such Purchase Price by wire transfer of immediately available funds to the account designated by such owner(s); provided, however, that in lieu of effecting any such repurchase, the Seller will be permitted to deliver a Qualifying Substitute Mortgage Loan and to pay a cash amount equal to the applicable Substitution Shortfall Amount, subject to the terms and conditions of the Pooling and Servicing Agreement as in effect on the Closing Date.

     If the Seller is notified of a Defect in any Mortgage File that corresponds to information set forth in the Mortgage Loan Schedule, the Seller shall promptly correct such Defect and provide a new, corrected Mortgage Loan Schedule to the Purchaser, which corrected Mortgage Loan Schedule shall be deemed to amend and replace the existing Mortgage Loan Schedule for all purposes.


                                   -6-   1998-C2 ML Trust Supplemental Agreement

     (b) Notwithstanding Section 4(a), within 60 days of the earlier of discovery or receipt of notice by the Seller, from either the Purchaser or any successor or assign thereof, that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the Seller shall repurchase such Mortgage Loan from the then owner(s) thereof at the applicable Purchase Price by payment of such Purchase Price by wire transfer of immediately available funds to the account designated by such owner(s).

     In addition, if, as of the Closing Date, any Mortgage Loan is secured by a Mortgage that does not constitute a valid first lien upon the related Mortgaged Property, including all buildings located thereon and all fixtures attached thereto, or if a Mortgage is subject to something other than (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record, (C) exceptions and exclusions specifically referred to in the lender's title insurance policy issued or, as evidenced by a "marked-up" commitment, to be issued in respect of such Mortgage Loan and (D) those exceptions set forth on Schedule B-1 to EXHIBIT B hereto (the exceptions set forth in the foregoing clauses (A), (B), (C) and (D) collectively, "Permitted Encumbrances"), or if the insurer that issued the Title Policy referred to in clause (vi) of EXHIBIT B hereto in respect of any Mortgage Loan was not qualified to do business in the state in which the related Mortgaged Property is located, and in either case such failure materially and adversely affects the interests of holder of Certificates, (any such failure that materially and adversely affects the interests of holders of Certificates, also a "Breach"), the Seller shall be required, at its option, to either (i) cure such Breach in all material respects or (ii) repurchase the affected Mortgage Loan, in each case, within the applicable Permitted Cure Period. If any such Breach is not corrected or cured in all material respects within the applicable Permitted Cure Period, the Seller shall, not later than the last day of such Permitted Cure Period, (i) repurchase the affected Mortgage Loan from the Purchaser or its assignee at the applicable Purchase Price or (ii) if within the three-month period commencing on the closing date (or within the two-year period commencing on the Closing Date if the related Mortgage Loan is a "defective obligation" within the meaning of Section 860(a)(4)(B)(ii) of the Code and Treasury Regulation Section 1.860G-2(f)), at its option, replace such Mortgage Loan with a Qualifying Substitute Mortgage Loan and pay any corresponding Substitution Shortfall Amount. The Seller agrees that any such repurchase or substitution shall be completed in accordance with and subject to the terms and conditions of the Pooling and Servicing Agreement.

     For purposes of the preceding paragraph only, the "Permitted Cure Period" applicable to any Defect or Breach in respect of any Mortgage Loan shall be the 90-day period immediately following the earlier of the discovery by the Seller or receipt by the Seller of notice of such Defect or Breach, as the case may be; provided that if such Defect or Breach, as the case may be, cannot be corrected or cured in all material respects within such 90-day period, but is reasonably likely that such Defect or Breach, as the case may be, could be corrected or cured within 180 days of the earlier of discovery by the Seller and receipt by the Seller of notice of such Defect or Breach, as the case may be, and the Seller is diligently attempting to effect such correction or cure, then the applicable Permitted


                                   -7-   1998-C2 ML Trust Supplemental Agreement

Cure Period shall, with the consent of the Purchaser or its assignee (which consent shall not be unreasonably withheld), be extended for an additional 90 days.

     (c) In connection with any repurchase of or substitution for a Mortgage Loan contemplated by this Section 4, the then owner(s) thereof shall tender or cause to be tendered promptly to the Seller, upon delivery of a receipt executed by the Seller, the related Mortgage File and Servicing File, and each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Purchaser or the Trustee shall be endorsed or assigned, as the case may be, to the Seller or its designee in the same manner. The form and sufficiency of all such instruments and certificates shall be the responsibility of the Seller.

     (d) This Section 4 provides the sole remedies available to the Purchaser, and its successors and assigns (including, without limitation, the Depositor, the Trustee and the holders of the Certificates) respecting any Defect in a Mortgage File or any breach of any representation or warranty made pursuant to Section 2(a) and set forth in EXHIBIT B, or in connection with the circumstances described in Section 4(b). If the Seller defaults on its obligations to repurchase any Mortgage Loan in accordance with Section 4(a) or 4(b) or disputes its obligation to repurchase any Mortgage Loan in accordance with either such subsection, the Purchaser or its successors and assigns may take such action as is appropriate to enforce such payment or performance, including, without limitation, the institution and prosecution of appropriate proceedings. The Seller shall reimburse the Purchaser for all necessary and reasonable costs and expenses incurred in connection with such enforcement. The remedies provided in this Section 4 shall replace and amend and restate in their entirety the provisions of Section 4.3 of the ML Trust Purchase Agreement.

SECTION 5.   CONVEYANCE OF MORTGAGE FILES.

     (a) In connection with the Purchaser's assignment of the Mortgage Loans to the Depositor pursuant to the Mortgage Loan Purchase Agreement, the Purchaser hereby covenants with the Seller that, at least five (5) Business Days before the Closing Date, it shall have delivered to and deposited with the Trustee, the Mortgage File (as described on EXHIBIT B to the Mortgage Loan Purchase Agreement) for each Mortgage Loan so assigned to the extent that such Mortgage File was delivered to the Purchaser. In the event Purchaser fails to so deliver each such Mortgage File to the Trustee, the Seller and its successors and assigns shall be entitled to pursue any rights or remedies in respect of such failure as may be available under applicable law.

     (b) For the benefit of the Purchaser and its successors and assigns, the Seller acknowledges and agrees that the Depositor intends to cause the Trustee to perform a limited review of the Mortgage Files relating to the Mortgage Loans to enable the Trustee to confirm to the Depositor on or before the Closing Date that the Mortgage Note referred to in clause (i) of EXHIBIT B of the Mortgage Loan Purchase Agreement has been delivered to the Trustee with respect to each such Mortgage File. If the Seller cannot deliver, or cause to be delivered as to any Mortgage Loan, the original Mortgage Note, the Seller shall deliver a copy or duplicate original of such Mortgage


                                   -8-   1998-C2 ML Trust Supplemental Agreement

Note, together with an affidavit certifying that the original thereof has been lost or destroyed. If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iv), (viii), (xi)(A) and (xii) of EXHIBIT B of the Mortgage Loan Purchase Agreement, with evidence of recording thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, or because such original recorded document has been lost or returned from the recording or filing office and subsequently lost, as the case may be, the delivery requirements of this Section 5 shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that a copy of such document or instrument (without evidence of recording or filing thereon, but certified (which certificate may relate to multiple documents and/or instruments) by the Seller to be a true and complete copy of the original thereof submitted for recording or filing, as the case may be) has been delivered to the Trustee, and either the original of such missing document or instrument, or a copy thereof, with evidence of recording or filing, as the case may be, thereon, is delivered to or at the direction of the Depositor or Trustee within 180 days of the Closing Date (or within such longer period after the Closing Date as the Trustee (or such subsequent owner) may consent to, which consent shall not be unreasonably withheld so long as the Seller has provided the Depositor or Trustee with evidence of such recording or filing, as the case may be, or has certified to the Depositor or Trustee as to the occurrence of such recording or filing, as the case may be, and is, as certified to the Trustee no less often than quarterly, in good faith attempting to obtain from the appropriate county recorder's or filing office such original or copy).

     (c) If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of the related lender's title insurance policy referred to in clause (ix) of EXHIBIT B of the Mortgage Loan Purchase Agreement solely because such policy has not yet been issued, the delivery requirements of this Section 5 shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Seller has delivered to the Trustee a commitment for title insurance "marked-up" at the closing of such Mortgage Loan, and the Seller shall deliver to or at the direction of the Depositor or Trustee, promptly following the receipt thereof, the original related lender's title insurance policy (or a copy thereof). In addition, notwithstanding anything to the contrary contained herein, if there exists with respect to any group of related cross-collateralized Mortgage Loans only one original of any document referred to in EXHIBIT B of the Mortgage Loan Purchase Agreement covering all the Mortgage Loans in such group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan.

     (d) As to each Mortgage Loan, the Seller shall be responsible for all costs associated with (i) the recording or filing, as the case may be, of each assignment referred to in clauses (iii) and (v) of EXHIBIT B to the Mortgage Loan Agreement and each UCC-2 and UCC-3, if any, referred to in clause (xi)(B) of EXHIBIT B to the Mortgage Loan Purchase Agreement and (ii) the delivery of a copy of any such document or instrument to the Master Servicer promptly following its return to the


                                   -9-   1998-C2 ML Trust Supplemental Agreement

Trustee or its designee after such recording or filing; provided that the Seller shall not be responsible for actually recording or filing any such document or instrument. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall promptly prepare or cause the preparation of a substitute therefor or cure or cause the curing of such defect, as the case may be, and shall thereafter deliver the substitute or corrected document to or at the direction of the Depositor or the Trustee for recording or filing, as appropriate, at the Seller's expense.

SECTION 6.   REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY.

     All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or its designee.

SECTION 7.   COSTS.

     Costs relating to the transactions contemplated hereby and in the Mortgage Loan Purchase Agreement shall be borne by the Seller.

SECTION 8.   SEVERABILITY OF PROVISIONS.

     Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

SECTION 9.   COUNTERPARTS.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

SECTION 10.  GOVERNING LAW.

     THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN


                                   -10-  1998-C2 ML Trust Supplemental Agreement

ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES EXCEPT THAT THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

SECTION 11.  FURTHER ASSURANCES.

     The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

SECTION 12.  SUCCESSORS AND ASSIGNS.

     The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, to the Depositor and the Depositor shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser, and their permitted successors and assigns.

SECTION 13.  AMENDMENTS.

     No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced.


                                   -11-  1998-C2 ML Trust Supplemental Agreement

     IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.


                                        GMAC COMMERCIAL MORTGAGE CORPORATION


                                        By: /s/ David Lazarus
                                           -------------------------------------
                                        Name:  David Lazarus
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------


                                        RESTRUCTURED ASSET CERTIFICATES WITH
                                        ENHANCED RETURNS, SERIES 1998-ML TRUST

                                        By:  LaSalle National Bank, not in its
                                             individual capacity, but solely as
                                             trustee under the Trust Agreement,
                                             as amended and restated, dated as
                                             of June 26, 1998, between Lehman
                                             Ali Inc., as sponsor, and LaSalle
                                             National Bank, as trustee.


                                        By: /s/ Michael Evans
                                           -------------------------------------
                                        Name:  Michael Evans
                                             -----------------------------------
                                        Title: First Vice President
                                              ----------------------------------


                                   S-11  1998-C2 ML Trust Supplemental Agreement

                                      EXHIBIT A

                                MORTGAGE LOAN SCHEDULE

                                      EXHIBIT B

                     REPRESENTATIONS AND WARRANTIES OF THE SELLER
                       REGARDING THE INDIVIDUAL MORTGAGE LOANS


     With respect to each Mortgage Loan, the Seller hereby represents and warrants, as of the date hereinbelow specified or, if no such date is specified, as of the Closing Date, except as set forth on Schedule B-1 hereto, that:

     (i) OWNERSHIP OF MORTGAGE LOANS. Immediately prior to the transfer thereof to the Depositor, the Purchaser had good and marketable title to, and was the sole owner and holder of, such Mortgage Loan, free and clear of any and all liens, encumbrances and other interests on, in or to such Mortgage Loan (other than, in certain cases, the right of a subservicer to directly service such Mortgage Loan). Such transfer validly assigns ownership of such Mortgage Loan to the Depositor free and clear of any pledge, lien, encumbrance or security interest.

     (ii) AUTHORITY TO TRANSFER MORTGAGE LOANS. The Purchaser has full right and authority to sell, assign and transfer such Mortgage Loan. No provision of the Mortgage Note, Mortgage or other loan document relating to such Mortgage Loan prohibits or restricts the Purchaser's right to assign or transfer such Mortgage Loan.

     (iii) MORTGAGE LOAN SCHEDULE. The information pertaining to such Mortgage Loan set forth in the Mortgage Loan Schedule attached as Exhibit A hereto was true and correct in all material respects as of the Cut-off Date.

     (iv) PAYMENT RECORD. Such Mortgage Loan was not as of the Cut-off Date for such Mortgage Loan, and has not been during the twelve-month period prior thereto, 30 days or more delinquent in respect of any debt service payment required thereunder, without giving effect to any applicable grace period.

     (v) PERMITTED ENCUMBRANCES. The Permitted Encumbrances (as defined in the Agreement of which this EXHIBIT B forms a part) do not materially interfere with the security intended to be provided by the related Mortgage, the current use or operation of the related Mortgaged Property or the current ability of the Mortgaged Property to generate net operating income sufficient to service the Mortgage Loan. If the Mortgaged Property is operated as a nursing facility, a hospitality property or a multifamily property, the Mortgage, together with any separate security agreement, similar agreement and UCC financing statement, if any, establishes and creates a first priority, perfected security interest (subject only to any prior purchase money security interest), to the extent such security interest can be perfected by the recordation of a Mortgage or the filing of a UCC financing statement, in all personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property.

     (vi) TITLE INSURANCE. The lien of the related Mortgage is insured by an ALTA lender's title insurance policy ("Title Policy"), or its equivalent as adopted in the applicable jurisdiction, issued by a nationally recognized title insurance company, insuring the originator of such Mortgage Loan, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan after all advances of principal, subject only to Permitted Encumbrances (or, if a title insurance policy has not yet been issued in respect of the Mortgage Loan, a policy meeting the foregoing description is evidenced by a commitment for title insurance "marked-up" at the closing of such loan). Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to the Seller's knowledge, no material claims have been made thereunder and no claims have been paid thereunder. Neither the Seller nor the Purchaser has, by act or omission, done anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer.

     (vii) NO WAIVERS BY SELLER OF MATERIAL DEFAULTS. Neither the Seller nor the Purchaser has waived any material default, breach, violation or event of acceleration existing under the related Mortgage or Mortgage Note.

     (viii) NO OFFSETS, DEFENSES OR COUNTERCLAIMS. There is no valid offset, defense or counterclaim to such Mortgage Loan.

     (ix) CONDITION OF PROPERTY; CONDEMNATION. Except as set forth in any engineering report prepared in connection with the origination of (or obtained in connection with or otherwise following the Seller's acquisition of) such Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan. The Seller has no actual notice of the commencement of a proceeding for the condemnation of all or any material portion of the related Mortgaged Property.

     (x) COMPLIANCE WITH USURY LAWS. Such Mortgage Loan complied with all applicable usury laws in effect at its date of origination.

     (xi) FULL DISBURSEMENT OF MORTGAGE LOAN PROCEEDS. The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder.

     (xii) ENFORCEABILITY. The related Mortgage Note and Mortgage and all other documents and instruments evidencing, guaranteeing, insuring or otherwise securing such Mortgage Loan have been duly and properly executed by the parties thereto, and each is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

     (xiii) INSURANCE. All improvements upon the related Mortgaged Property are insured against loss by hazards of extended coverage in an amount (subject to a customary deductible) at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full replacement cost of the improvements located on such Mortgaged Property and the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance provisions and does not permit reduction in insurance proceeds for depreciation. If any portion of the related Mortgaged Property was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, and flood insurance was available, a flood insurance policy meeting any requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the outstanding principal balance of such Mortgage Loan, (2) the full insurable value of such Mortgaged Property, (3) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended, and (4) 100% of the replacement cost of the improvements located on such Mortgaged Property. In addition, the Mortgage requires the Mortgagor to maintain in respect of the Mortgaged Property comprehensive general liability insurance in amounts generally required by the Seller, and at least six months rental or business interruption insurance, and all such insurance required by the Mortgage to be maintained is in full force and effect. Each such insurance policy requires prior notice to the holder of the Mortgage of termination or cancellation, and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured.

     (xiv) ENVIRONMENTAL CONDITION. The related Mortgaged Property was subject to one or more environmental site assessments (or an update of a previously conducted assessment), which was (were) performed on behalf of the Seller, or as to which the related report was delivered to the Seller in connection with its origination or acquisition of such Mortgage Loan; and the Seller, having made no independent inquiry other than reviewing the resulting report(s) and/or employing an environmental consultant to perform the assessment(s) referenced herein, has no knowledge of any material and adverse environmental conditions or circumstance affecting such Mortgaged Property that was not disclosed in the related report(s). The Seller has not taken any action with respect to such Mortgage Loan or the related Mortgaged Property that could subject the Purchaser, or its successors and assigns in respect of the Mortgage Loan, to any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA") or any other applicable federal, state or local environmental law, and the Seller has not received any actual notice of a material violation of CERCLA or any applicable federal, state or local environmental law with respect to the related Mortgaged Property that was not disclosed in the related report. The related Mortgage or loan documents in the related Mortgage File requires the Mortgagor to comply with all applicable federal, state and local environmental laws and regulations.

     (xv) NO CROSS-COLLATERALIZATION WITH OTHER MORTGAGE LOANS. Such Mortgage Loan is not cross-collateralized with any mortgage loan that will not be included in the Trust Fund.

     (xvi) WAIVERS AND MODIFICATIONS. The terms of the related Mortgage and the Mortgage Note have not been impaired, waived, altered or modified in any material respect, except as specifically set forth in the related Mortgage File.

     (xvii) TAXES AND ASSESSMENTS. There are no delinquent taxes, ground rents, assessments for improvements or other similar outstanding charges affecting the related Mortgaged Property which are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered unpaid until the date on which interest and/or penalties would be payable thereon.

     (xviii) MORTGAGOR'S INTEREST IN MORTGAGED PROPERTY. Except in the case of two Mortgage Loans as to which the interest of the related Mortgagor in the related Mortgaged Property is in whole or in part a leasehold estate, the interest of the related Mortgagor in the related Mortgaged Property consists of a fee simple estate in real property.

     (xix) WHOLE LOAN. Each Mortgage Loan is a whole loan and not a participation interest.

     (xx) VALID ASSIGNMENT. The original assignment of the Mortgage, in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity) included in the Mortgage File constitutes the legal, valid and binding assignment of such Mortgage from the relevant assignor to the Trustee. The Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject only to Permitted Encumbrances, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases, not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases.

     (xxi) ESCROWS. All escrow deposits relating to such Mortgage Loan that are, as of the Closing Date, required to be deposited with the mortgagee or its agent have been so deposited.

     (xxii) NO MECHANICS' OR MATERIALMEN'S LIENS. As of the date of origination of such Mortgage Loan and, to the actual knowledge of the Seller, as of the Closing Date, the related Mortgaged Property was and is free and clear of any mechanics' and materialmen's liens or liens in the nature thereof which create a lien prior to that created by the related Mortgage, except those which are insured against by the Title Policy referred to in (vi) above.

     (xxiii) NO MATERIAL ENCROACHMENTS. To the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of such Mortgage Loan), as of the date of such origination, no improvement that was included for the purpose of determining the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan lay outside the boundaries and building restriction lines of such property to any material extent (unless affirmatively covered by the title insurance referred to in paragraph (vi) above), and no improvements on adjoining properties encroached upon such Mortgaged Property to any material extent. To the Seller's knowledge, based upon opinions of counsel and/or other due diligence customarily performed by the Seller, the improvements located on or forming part of such Mortgaged Property comply in all material respects with applicable zoning laws and ordinances (except to the extent that they may constitute legal non-conforming uses).

     (xxiv) ORIGINATOR AUTHORIZED. To the extent required under applicable law as of the Closing Date, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it held the Mortgage Loan to the extent necessary to ensure the enforceability of such Mortgage Loan.

     (xxv) NO MATERIAL DEFAULT. (A) To the Seller's knowledge, there exists no material default, breach or event of acceleration under the related Mortgage or Mortgage Note, and (B) the Seller has not received actual notice of any event (other than payments due but not yet delinquent) that, with the passage of time or with notice and the expiration of any grace or cure period, would constitute such a material default, breach or event of acceleration; provided, however, that this representation and warranty does not cover any default, breach or event of acceleration that specifically pertains to any matter otherwise covered or addressed by any other representation and warranty made by the Seller herein.

     (xxvi) INSPECTION. In connection with the origination or acquisition of each Mortgage Loan, the Seller inspected or caused to be inspected the Mortgaged Property.

     (xxvii) NO EQUITY PARTICIPATION OR CONTINGENT INTEREST. The Mortgage Loan contains no equity participation by the lender, and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or for negative amortization.

     (xxviii) NO ADVANCES OF FUNDS. No holder of the Mortgage Loan has, to the Seller's knowledge, advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Loan.

     (xxix) LICENSES, PERMITS, ETC. To the Seller's knowledge, based on due diligence customarily performed in the origination of comparable mortgage loans by the Seller, as of the date of origination of the Mortgage Loan, the related Mortgagor or operator of the related Mortgaged Property was in possession of all material licenses, permits and authorizations required by applicable laws for the ownership and operation of the related Mortgaged Property as it was then operated and if a related Mortgaged Property is improved by a skilled nursing, congregate care or assisted living facility, the most recent inspection or survey by governmental authorities having jurisdiction in connection with such licenses, permits and authorizations did not cite such Mortgaged Property for material violations (which shall include only "Level A" (or equivalent) violations in the case of skilled nursing facilities) that had not been cured or as to which a plan of correction had not been submitted to and accepted by such governmental authorities. To the extent such facility participates in Medicaid or Medicare, such facility is in compliance in all material respects with the requirements of such program.

     (xxx) SERVICING. The servicing and collection practices used with respect to the Mortgage Loan have complied with applicable law in all material respects and are consistent with the servicing standard set forth in
Section 3.01(a) of the Pooling and Servicing Agreement.

     (xxxi) CUSTOMARY REMEDIES. The related Mortgage or Mortgage Note, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph (xii)) such as to render the rights and remedies of the holders thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

     (xxxii) INSURANCE AND CONDEMNATION PROCEEDS. The related Mortgage provides that insurance proceeds and condemnation proceeds will be applied for one of the following purposes: either to restore or repair the Mortgaged Property, or to repay the principal of the Mortgage Loan, or otherwise at the option of the holder of the Mortgage.

     (xxxiii) LTV. The gross proceeds of such Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (A) such Mortgage Loan is secured by an interest in real property having a fair market value (1) at the date the Mortgage Loan was originated at least equal to 80 percent of the original principal balance of the Mortgage Loan or (2) at the Closing Date at least equal to 80 percent of the principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (X) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (Y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (1) and (2) of this paragraph (xxxiii) shall be made on a PRO RATA basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loans; or (B) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)).

     (xxxiv) LTV AND SIGNIFICANT MODIFICATIONS. If the Mortgage Loan was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (A) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (B) satisfies the provisions of either clause (A)(1) of paragraph (xxxiii) (substituting the date of the last such modification for the date the Mortgage Loan was originated) or clause (A)(2) of paragraph (xxxiii), including the proviso thereto.

     (xxxv) CREDIT LEASE LOANS. With respect to each Mortgage Loan which is a Credit Lease Loan:

     (A) To the Seller's knowledge, each credit lease ("Credit Lease") contains customary and enforceable provisions which render the rights and remedies of the lessor thereunder adequate for the enforcement and satisfaction of the lessor's rights thereunder;

     (B) To the Seller's knowledge, in reliance on a tenant estoppel certificate and representation made by the tenant under the Credit Lease or representations made by the related borrower under the Mortgage Loan documents, as of the closing date of each Credit Lease Loan (a) each Credit Lease was in full force and effect, and no default by the borrower or the tenant has occurred under the Credit Lease, nor is there any existing condition which, but for the passage of time or the giving of notice, or both, would result in a default under the terms of the Credit Lease, (b) none of the terms of the Credit Lease have been impaired, waived, altered or modified in any respect (except as described in the related tenant estoppel), (c) no tenant has been released, in whole or in part, from its obligations under the Credit Leases, (d) there is no right of rescission, offset, abatement, diminution, defense or counterclaim to any Credit Lease, nor will the operation of any of the terms of the Credit Leases, or the exercise of any rights thereunder, render the Credit Lease unenforceable, in whole or in part, or subject to any right of rescission, offset, abatement, diminution, defense or counterclaim, and no such right of rescission, offset, abatement, diminution, defense or counterclaim has been asserted with respect thereto, and (e) each Credit Lease has a term ending on or after the final maturity of the related Credit Lease Loan;

     (C) The Mortgaged Property is not subject to any lease other than the related Credit Lease, no Person has any possessory interest in, or right to occupy, the Mortgaged Property except under and pursuant to such Credit Lease and the tenant under the related Credit Lease is in occupancy of the Mortgaged Property;

     (D) The lease payments under the related Credit Lease are sufficient to pay the entire amount of scheduled interest and principal on the Credit Lease Loan, subject to the rights of the Tenant to terminate the Credit Lease or offset, abate, suspend or otherwise diminish any amounts payable by the tenant under the Credit Lease. Each Credit Lease Loan fully amortizes over its original term, and, there is no "balloon" payment of rent due under the Credit Leases;

     (E) Under the terms of the Credit Leases, the lessee is not permitted to assign its interest or obligations under the Credit Lease unless such lessee remains fully liable thereunder;

     (F) The mortgagee is entitled to notice of any event of default from the tenant under Credit Leases;

     (G) Each tenant under a Credit Lease is required to make all rental payments directly to the mortgagee, its successors and assigns under the related Credit Lease Loan;

     (H) Each Credit Lease Loan provides that the related Credit Lease cannot be modified without the consent of the mortgagee under the related Credit Lease Loan; and

     (I) Each Credit Lease Loan under which a Credit Lease may be terminated upon the occurrence of a casualty or condemnation requires upon such termination the payment in full by the tenant of: (a) the principal balance of the loan and (b) all accrued and unpaid interest on the Mortgage Loan. Under the Credit Lease for each Credit Lease Loan, upon the occurrence of a casualty or condemnation, the tenant has no right of rent abatement.

     (xxxvi) LITIGATION. To the Seller's actual knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the related Mortgagor or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property or the ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

     (xxxvii) LEASEHOLD ESTATE.   Each Mortgaged Property consists of the
related Mortgagor's fee simple estate in real estate or, if the related Mortgage Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease"), by the related Mortgagor's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property (the "Fee Interest") or if the Mortgage Loan is secured in whole or in part by a Ground Lease and a Fee Interest, either (1) the ground lessor's fee interest is subordinated to the lien of the Mortgage or (2) the following apply to such Ground Lease:

     (A) To the actual knowledge of the Seller, such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between the Seller and related lessor) permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

     (B) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the ground lessor's related fee interest and Permitted Encumbrances;

     (C) The Mortgagor's interest in such Ground Lease is assignable to the Purchaser and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor;

     (D) Such Ground Lease is in full force and effect, and the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's actual knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

     (E) Such Ground Lease, or an estoppel letter or other agreement, requires the lessor under such Ground Lease to give notice of any default by the lessee to the mortgagee, provided that the mortgagee under such Mortgage Loan has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease, and such Ground Lease, or an estoppel letter or other agreement, further provides that no notice of termination given under such Ground Lease is effective against the mortgagee unless a copy has been delivered to the mortgagee;

     (F) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

     (G) Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than ten years beyond the Stated Maturity Date of the related Mortgage Loan;

     (H) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds other than in respect of a total or substantially total loss or taking, will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage Loan or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

     (I) Such Ground Lease does not impose any restrictions on subletting which would be viewed, as of the date of origination of the related Mortgage Loan, as commercially unreasonable by the Seller; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any subtenant of the lessee, or in any manner, which would materially adversely affect the security provided by the related Mortgage; and

     (J) Such Ground Lease, or an estoppel letter or other agreement requires the lessor to enter into a new lease in the event of a termination of the Ground Lease by reason of a default by the Mortgagor under the Ground Lease, including, rejection of the ground lease in a bankruptcy proceeding.

     (xxxviii) DEED OF TRUST. If the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage.

     (xxxix) LIEN RELEASES. Except in cases where either (a) a release of a portion of the Mortgaged Property was contemplated at origination of the Mortgage Loan and such portion was not considered material for purposes of underwriting the Mortgage Loan or (b) release is conditioned upon the satisfaction of certain underwriting and legal requirements and the payment of a release price, the related Mortgage Note or Mortgage does not require the holder thereof to release all or any portion of the Mortgaged Property from the lien of the related Mortgage except upon payment in full of all amounts due under such Mortgage Loan.

     (xl) JUNIOR LIENS. The Mortgage Loan does not permit the related Mortgaged Property to be encumbered by any lien junior to or of equal priority with the lien of the related Mortgage (excluding any lien relating to another Mortgage Loan that is cross-collateralized with such Mortgage Loan) without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar conditions specified therein.

     (xli) MORTGAGOR BANKRUPTCY. To the Seller's knowledge, the Mortgagor is not a debtor in any state or federal bankruptcy or insolvency proceeding.

     (xlii) DUE ORGANIZATION OF MORTGAGORS. As of the date of origination of each Mortgage, each related Mortgagor which is not a natural person was duly organized and validly existing under the laws of the state of its jurisdiction.

     (xliii) DUE-ON-SALE. The Mortgage Loan contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of such Mortgage Loan, the related Mortgaged Property, or any controlling interest therein, is directly or indirectly transferred or sold.

     (xliv) SINGLE PURPOSE ENTITY. The Mortgagor is an entity, other than an individual, whose organizational documents or the related Mortgage Loan Documents provide substantially to the effect that the Mortgagor: (A) is formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans, (B) may not engage in any business unrelated to such Mortgaged Property or Mortgaged Properties, (C) does not have any material assets other than those related to its interest in and operation of such Mortgage Property or Mortgaged Properties, (D) may not incur indebtedness other than as permitted by the related Mortgage or other Mortgage Loan Documents, (E) has its own books and records separate and apart from any other person, and (F) holds itself out as a legal entity, separate and apart from any other person.

     (xlv) DEFEASANCE PROVISIONS. Any Mortgage Loan which contains a provision for any defeasance of mortgage collateral either (A) requires the consent of the holder of the Mortgage Loan to any defeasance, or (B) permits defeasance (i) no earlier than two years after the Closing Date (as defined in the Pooling and Servicing Agreement, dated as of August 1, 1998), (ii) only with substitute collateral constituting "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i), and (iii) only to facilitate the disposition of mortgage real property and not as a part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

     It is understood and agreed that the representations and warranties set forth in this EXHIBIT B shall survive delivery of the respective Mortgage Files to the Purchaser, the Depositor and/or the Trustee and shall inure to the benefit of the Purchaser, and its successors and assigns (including without limitation the Depositor, the Trustee and the holders of the Certificates), notwithstanding any restrictive or qualified endorsement or assignment.

                              SCHEDULE B-1 TO EXHIBIT B

                     EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES




v.   PERMITTED ENCUMBRANCES

     A first priority, perfected security interest in accounts receivable can not be established on the following Mortgage Loan(s).

     Loan Number    Property                 Issue
     -----------    --------                 -----

                    Brandywine Portfolio:

     GMAC2990       Whiting Health           First priority line of credit for
                                             Accounts Receivable
                                             Financing of $2.5 million w/
                                             Commerce Bank.

     GMAC2980       Meadowview Nursing       Same as Whiting Health.

     GMAC2960       Bey Lea                  Same as Whiting Health except it is
                                             $1.5 million.

     GMAC2970       Laurelton Village        Same as Whiting Health except it is
                                             $1.5 million.

     GMAC3200       Stratford House          Borrower leases property to HPO.
                                             HPO has $3 million working capital
                                             line of credit with DVI secured by
                                             Accounts Receivable.  DVI/GMACCM &
                                             HPO have entered into an
                                             Inter-Creditor Agreement with
                                             respect to the Accounts Receivable.

     GMAC2840       Corpus Christi           First lien security interest in
                    Nursing Center           Accounts Receivable for working
                                             capital, currently no cap limit.

xiii.  INSURANCE

     Loan Number    Property                 Issue
     -----------    --------                 -----

     GMAC1250       Circuit City             Per the instructions of Circuit
                                             City, the property insurer,
                                             Travelers and St. Paul, will not
                                             disclose the deductible on the
                                             property insurance certificate.

                                             Business income/rental loss
                                             coverage is not required per the
                                             lease agreement.  The Seller has
                                             obtained a condemnation and rental
                                             loss policy from Chub Custom.
                                             Policy will cover rent loss from
                                             condemnation by eminent domain plus
                                             loss of rents if building is
                                             damaged 40% or more and tenant
                                             terminates lease.


     GMAC1600       Greenfields Retirement   The property insurance policy
                    Community (Cascade)      contains 90% coinsurance clause.

     GMAC2450       400 Front Street         Windstorm policy contains an 80%
                                             coinsurance clause which cannot be
                                             deleted and there are no other
                                             known options where the insurance
                                             can be purchased.

                                             Rental insurance policy contains 30
                                             day waiting period and provides
                                             coverage as follows:

                                             90 days, 100% of loss;
                                             next 90 days, maximum of 75% of
                                             loss;
                                             next 90 days, maximum of 50% of
                                             loss;

                                             next 60 days, maximum of 25% of
                                             loss.


xxiii. NO MATERIAL ENCROACHMENTS

       The improvement(s) located on or forming a part of the Mortgaged Property do not comply in all material respects with applicable zoning laws and ordinances.

     Loan Number    Property                 Issue
     -----------    --------                 -----

     GMAC1150       Preferred Freezer
                    Warehouse                Thirteen (13) parking spaces
                                             located onto adjacent land.  Also
                                             concrete bins, pads and ramp
                                             encroach onto adjacent parcel.

     GMAC3230       Cypress Corners          No zoning letter.  Letter is a
                                             post-closing item.  Loan is fully
                                             recourse until received.

xxxvii.  LEASEHOLD ESTATE

         The following Mortgage loan(s) are secured in whole or in part by the interest of the borrower as a lessee under a Ground Lease.

e. The Ground Lease does not require the lessor to give notice to the mortgagee of any default by the lessee.

     Loan Number    Property                 Issue
     -----------    --------                 -----

     GMAC2090A      Peak Medical-
                    Butte parcel             Lease does not require lessor to
                                             notify mortgagee of a default nor
                                             provide that the landlord's
                                             termination of lease is ineffective
                                             without prior notice to the
                                             mortgagee.

i. The Ground Lease does not require the lessor to enter into a new lease with the mortgagee upon termination of the Ground Lease for any reason, including, rejection of the Ground Lease in a bankruptcy or insolvency proceeding of the lessee.

     Loan Number    Property                 Issue
     -----------    --------                 -----

     GMAC2090A      Peak Medical-
                    Butte parcel             The lease does not require landlord
                                             to enter into a new lease with
                                             mortgagee on termination.

     GMAC2080D      OPERS Portfolio-
                    Rehoboth Outlet I        The ground lease does not require
                                             the lessor to enter into a new
                                             lease with the mortgagee upon
                                             termination of the ground lease for
                                             any reason,  including rejection of
                                             ground lease in a bankruptcy or
                                             insolvency proceeding of the
                                             lessee.

xliv.  SINGLE PURPOSE ENTITY

       Borrowers on the following loan(s) are not single purpose entities to the extent shown on the attached spreadsheet.

     Loan Number    Property
     -----------    --------

     GMAC1600       Greenfield Retirement
     GMAC2090A      Peak Medical
     GMAC2990       Brandywine-Whiting Health
     GMAC2960       Brandywine-Bey Lea
     GMAC2970       Brandywine-Laurelton Village
     GMAC2980       Brandywine-Meadowview Nursing
     GMAC1960       Desert Sky
     GMAC2630       Griffith Office Park
     GMAC1700       9 Commonwealth
     GMAC1360       The Parkview (TORCH)

xlv.  CREDIT LEASE LOANS

      (b)(v) The following Mortgage Loans have a credit lease term ending prior to the final maturity date of the related Mortgage.

     Loan Number    Property                 Issue
     -----------    --------                 -----

     GMAC1640       Eckerds-San Antonio      Loan matures on 6/1/2018 while the
                                             lease expires on  9/30/2017.

     GMAC1670       Eckerd-Benbrook          Loan matures on 6/1/2018 while the
                                             lease expires on 11/25/2017.

     GMAC1450       Walgreens-Council Bluff  Loan matures on 1/1/2018 while the lease expires on 10/30/2017.

d. The following Mortgage Loan(s) have lease payments under the Credit Lease which are not sufficient to pay the entire amount of scheduled interest and principal, subject to the rights of the Tenant to terminate the Credit Lease or offset, abate, suspend or otherwise diminish any amounts payable by the tenant under the Credit Lease in which each Credit Lease fully amortizes over the original term, and, there is no balloon payment of rent due under the Credit Leases.

     Loan Number    Property                 Issue
     -----------    --------                 -----

     GMAC1640       Eckerds-San Antonio      Loan matures on 6/1/2018 while the
                                             lease expires on 9/30/2017.

     GMAC1670       Eckerd-Benbrook          Loan matures on 6/1/2018 while the
                                             lease expires on 11/25/2017.

     GMAC1450       Walgreens-Council Bluff  Loan matures on 1/1/2018 while the lease expires on 10/30/2017.

i. Each Credit Lease Loan, under which a Credit Lease may be terminated upon the occurrence of a casualty or condemnation, does not require upon such termination the payment in full by the Tenant of (a) the principal balance of the loan and (b) all accrued and unpaid interest on the Mortgage Loan. Under the Credit Lease for each Credit Lease Loan, upon the occurrence of a casualty or condemnation the Tenant will not have any rights of rent abatement.

     Loan Number    Property                 Issue
     -----------    --------                 -----

     GMAC1640       Eckerd-San Antonio       Lease provides for no abatement for
                                             rent or casualty.  If during that
                                             last two years of the term of the
                                             lease, the restoration cost is more
                                             than one-third of the replacement
                                             value,
                                             then either party has right to
                                             terminate.  If so terminated all
                                             insurance proceeds go to landlord.
                                             As to condemnation, in the event of
                                             total taking the lease terminates,
                                             rent is abated.  In event of
                                             partial taking there will be a
                                             pro-rata abatement of rent.
                                             Condemnation insurance was
                                             purchased at closing (one-time
                                             premium policy).

     GMAC1670       Eckerd-Benbrook          Same as Eckerd-San Antonio

     GMAC1250       Circuit City             In the case of casualty where less
                                             than 40% damage to the property is
                                             sustained, the lease does not
                                             terminate and payment of rent
                                             continues.  If 40% or more of the
                                             property sustains damage, the
                                             tenant has the option to terminate
                                             the lease and the proceeds are paid
                                             to Landlord. During the last 2
                                             years of the term of the lease, if
                                             the casualty has material impact on
                                             tenant's business, tenant may
                                             terminate and Lender receives
                                             proceeds.  Should condemnation
                                             occur of 25% or more of the
                                             improvements or 25% or more of the
                                             parking spaces, the tenant has the
                                             option to terminate the lease and
                                             rent abates.  If less than 25% is
                                             taken, there is a pro-rata
                                             abatement.  If the taking is in the
                                             last two years and the tenant's
                                             business is materially impacted,
                                             the tenant has the right to
                                             terminate the lease.  Condemnation
                                             insurance is in place (one-time
                                             pre-paid policy).

     GMAC1450       Walgreens-Council Bluffs If casualty occurs, then abatement is proportionate to the damage
                                             during reconstruction.  If
                                             restoration not completed within
                                             180 days, the tenant may cancel.
                                             If destruction is
                                             at least 25% of the value of the
                                             property during last the two years
                                             of the lease, the tenant or
                                             landlord has the right to terminate
                                             and rent abates.  Condemnation is
                                             not addressed in lease.  Rental
                                             payments are paid directly to
                                             Borrower.

                                     EXCEPTIONS
                                         TO
                           SINGLE PURPOSE ENTITY CRITERIA





--------------------------------------------------------------------------------------------------------------------------
     Property       Organized solely         May not engage in        No        No other       Separate       Holds itself
                    for owning and           any business or          other     indebtedness   books and      out as
                    operating                activity unrelated to    assets    incurred       records        separate
                    mortgaged premises       property                           or to be                      and apart
                                                                                incurred
--------------------------------------------------------------------------------------------------------------------------
     Greenfield
     Retirement            Yes                        Yes               No          Yes           No               No
--------------------------------------------------------------------------------------------------------------------------
    Peak Medical           Yes                        Yes               Yes         Yes           Yes              No
--------------------------------------------------------------------------------------------------------------------------
       K-Mart              Yes                        Yes               Yes         Yes           Yes              No
--------------------------------------------------------------------------------------------------------------------------
    Pear Orchard           No                         No                No          No            No               No
--------------------------------------------------------------------------------------------------------------------------
  Cedar Apartments         No                         No                No          No            No               No
--------------------------------------------------------------------------------------------------------------------------
       Montbello           No                         No                No          No            No               No
--------------------------------------------------------------------------------------------------------------------------
    Brandywine -
   Whiting Health          Yes                        Yes               No          Yes           Yes              No
--------------------------------------------------------------------------------------------------------------------------
     Brandywine -
        Bey Lea            Yes                        Yes               No          Yes           Yes              No
--------------------------------------------------------------------------------------------------------------------------
    Brandywine -
     Meadowview
        Nursing            Yes                        Yes               No          Yes           Yes              No
--------------------------------------------------------------------------------------------------------------------------
    Brandywine -
   Laurelton Village       Yes                        Yes               No          Yes           Yes              No
--------------------------------------------------------------------------------------------------------------------------
      Desert Sky*          No                         No                No          No            No               No
--------------------------------------------------------------------------------------------------------------------------
  Griffith Office*
        Park               No                         No                No          No            No               No
--------------------------------------------------------------------------------------------------------------------------
   9 Commonwealth          No                         No                No          No            No               No
--------------------------------------------------------------------------------------------------------------------------
     The Parkview
        (TORCH)            Yes                        Yes               Yes         Yes           No               No
--------------------------------------------------------------------------------------------------------------------------
  Builder's Square         Yes                        Yes               Yes         No            No               No
--------------------------------------------------------------------------------------------------------------------------



* Tenants in common.